FDP SERIES, INC.

FDP BlackRock International Fund

FDP BlackRock Capital Appreciation Fund

FDP BlackRock Equity Dividend Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 16, 2019 to the Summary Prospectus, Prospectus and Statement of Additional

Information of the Funds, dated September 28, 2018, as supplemented to date

The Board of Directors of FDP Series, Inc. (the “Corporation”) has approved an Agreement and Plan of Reorganization with respect to each Fund (each, an “Agreement and Plan”), by and among the parties set forth in the table below, wherein each Fund will be reorganized (each, a “Reorganization” and collectively, the “Reorganizations”) into a corresponding mutual fund (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) as set out in the table below.

Funds	Acquiring Funds

FDP BlackRock International Fund, a series of the Corporation	BlackRock International Fund, a series of BlackRock Series, Inc.

FDP BlackRock Capital Appreciation Fund, a series of the Corporation	BlackRock Capital Appreciation Fund, Inc.

FDP BlackRock Equity Dividend Fund, a series of the Corporation	BlackRock Equity Dividend Fund

In each Reorganization, each Fund will transfer substantially all of its assets to its corresponding Acquiring Fund in exchange for the assumption by such Acquiring Fund of certain stated liabilities of such Fund and shares of such Acquiring Fund (the “Acquiring Fund Shares”).

Each Agreement and Plan provides that shareholders of the applicable Fund will receive shares (including fractional shares, if any) of the class of shares in its corresponding Acquiring Fund set out in the table below with the same aggregate net asset value as the shares of such Fund held immediately prior to the Reorganization:

If a shareholder owns the following Fund Shares	The shareholder will receive the following Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional

Shareholders of the Funds are not required to approve the Reorganizations. It is expected that in July 2019 shareholders of each Fund will be sent a Combined Prospectus/Information Statement containing important information about the applicable Acquiring Fund, outlining the differences between each Fund and its corresponding Acquiring Fund and containing information about the terms and conditions of each Reorganization.

Each Reorganization is expected to occur during the third quarter of 2019. Until the Reorganizations are completed, each Fund will continue redemptions of its shares as described in its Prospectus.

Shareholders should retain this Supplement for future reference.

PR2SAI-FDP-0519SUP